EXHIBIT 99.6

SABR 2004 - OP1

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

SABR 2004-OP1

Assumptions:

  LIBOR FWD + 200
  To CALL

  100 PPC

  No Losses


                 Interest          BOP
Period           176,887,259.52    Balance                 XS Spread       1 Month Libor     6 Month Libor
----------------------------------------------------------------------------------------------------------
1                5,394,233.15      1,789,485,621.60        3.617           3.100             3.185
2                5,407,000.88      1,753,780,857.82        3.700           3.134             3.233
3                5,125,372.50      1,718,262,209.35        3.579           3.134             3.285
4                5,147,637.74      1,682,915,569.73        3.671           3.161             3.344
5                4,763,218.68      1,647,729,822.41        3.469           3.241             3.405
6                4,604,103.16      1,612,696,533.31        3.426           3.282             3.514
7                4,580,039.00      1,577,810,200.86        3.483           3.348             3.604
8                4,169,113.14      1,543,068,139.48        3.242           3.461             3.676
9                4,178,758.77      1,508,470,458.93        3.324           3.508             3.810
10               3,854,462.02      1,474,020,008.53        3.138           3.562             3.916
11               3,288,602.04      1,439,722,387.04        2.741           3.856             4.049
12               3,709,305.55      1,405,587,337.36        3.167           3.856             4.168
13               3,224,894.82      1,371,941,548.96        2.821           3.774             4.297
14               2,803,502.87      1,339,092,537.09        2.512           4.234             4.454
15               2,642,041.84      1,307,022,928.86        2.426           4.165             4.566
16               2,546,376.24      1,275,714,337.72        2.395           4.353             4.705
17               2,113,225.29      1,245,148,878.24        2.037           4.552             4.813
18               1,975,476.20      1,215,308,988.65        1.951           4.637             4.938
19               2,044,365.27      1,186,177,504.63        2.068           4.688             5.051
20               1,617,232.97      1,157,737,708.67        1.676           4.910             5.127
21               1,689,220.42      1,129,973,349.45        1.794           5.004             5.230
22               3,302,432.28      1,102,872,942.66        3.593           4.976             5.308
23               2,914,961.72      1,076,682,095.36        3.249           5.323             5.425
24               3,339,253.04      1,051,108,269.56        3.812           5.329             5.473
25               2,986,039.22      1,026,136,638.00        3.492           5.076             5.552
26               2,670,177.68      1,001,753,091.66        3.199           5.569             5.680
27               2,546,078.37        977,943,864.84        3.124           5.453             5.731
28               2,943,518.28        954,696,328.71        3.700           5.596             5.824
29               2,659,923.32        932,042,101.91        3.425           5.673             5.883
30               2,503,657.73        909,920,849.23        3.302           5.796             5.968
31               2,389,801.29        888,320,006.15        3.228           5.825             6.040
32               2,146,798.46        867,227,391.02        2.971           5.877             6.042
33               2,167,225.51        846,631,182.96        3.072           6.006             6.122
34               2,281,810.09        826,521,483.40        3.313           5.920             6.161
35               2,040,189.35        806,916,269.00        3.034           6.203             6.249
36               2,420,849.38        787,771,943.94        3.688           6.203             6.275
37               2,178,985.94        769,077,685.45        3.400           5.829             6.336
38               1,914,176.26        750,822,966.69        3.059           6.373             6.460
39               1,829,279.66        732,997,527.80        2.995           6.232             6.484
40               2,010,064.97        715,591,860.02        3.371           6.395             6.561
41               1,833,943.92        698,614,322.18        3.150           6.393             6.591
42               1,707,977.62        682,035,827.21        3.005           6.540             6.660
43               1,781,505.54        665,847,019.90        3.211           6.563             6.709
44               1,630,804.45        650,038,788.36        3.011           6.532             6.703
45               1,643,528.43        634,602,246.78        3.108           6.675             6.770
46               1,634,488.01        619,529,064.31        3.166           6.567             6.788
47               1,468,021.74        604,819,910.45        2.913           6.822             6.852
48               1,668,896.57        590,456,557.49        3.392           6.817             6.860
49               1,536,025.38        576,430,907.65        3.198           6.531             6.897
50               1,427,086.91        562,735,064.58        3.043           6.930             6.986
51               1,355,629.61        549,361,321.23        2.961           6.771             6.991
52               1,431,466.07        536,302,300.42        3.203           6.959             7.055
53               1,330,037.43        523,558,714.55        3.048           6.869             7.058
54               1,232,962.20        511,114,806.10        2.895           7.023             7.121
55               1,289,940.48        498,963,560.37        3.102           7.060             7.156
56               1,197,587.35        487,098,133.90        2.950           6.964             7.100
57               1,203,054.15        475,511,844.29        3.036           7.129             7.159
58               1,160,967.05        464,198,262.82        3.001           6.987             7.162
59               1,045,101.47        453,153,757.17        2.768           7.222             7.215
60               1,293,659.83        442,369,136.85        3.509           7.232             7.200
61               1,166,826.31        431,838,319.54        3.242           6.739             7.212
62               1,029,935.79        421,555,368.77        2.932           7.308             7.338
63                 976,938.94        411,514,489.17        2.849           7.137             7.339
64               1,036,038.74        401,710,109.64        3.095           7.308             7.399
65                 983,389.48        392,142,120.44        3.009           7.137             7.396
66                 905,570.70        382,799,374.48        2.839           7.308             7.454
67                 910,618.83        373,676,598.96        2.924           7.482             7.484
68                 862,979.35        364,768,648.04        2.839           7.305             7.423
69                 869,254.60        356,070,496.67        2.929           7.476             7.488
70                 840,073.43        347,577,303.16        2.900           7.304             7.488
71                 771,579.06        339,286,015.50        2.729           7.476             7.551
72                 964,098.26        331,190,065.64        3.493           7.488             7.554
73                 828,228.57        323,284,880.04        3.074           7.124             7.585
74                 737,560.86        315,565,994.46        2.805           7.663             7.683
75                 695,925.65        308,029,050.57        2.711           7.491             7.655
76                 734,463.67        300,669,853.95        2.931           7.674             7.690
77                 696,016.62        293,487,785.02        2.846           7.491             7.662
78                 635,621.94        286,475,024.17        2.663           7.675             7.697
79                 677,212.57        279,627,607.86        2.906           7.696             7.701
80                 641,642.52        272,941,665.76        2.821           7.512             7.628
81                 645,981.20        266,413,417.65        2.910           7.690             7.684
82                 608,617.88        260,039,181.86        2.809           7.511             7.673
83                 555,079.31        253,815,081.68        2.624           7.696             7.728
84                 706,140.61        247,737,867.08        3.420           7.696             7.720
85                 613,768.34        241,804,097.74        3.046           7.267             7.743
86                 543,932.02        236,010,413.98        2.766           7.822             7.843
87                 512,966.63        230,353,535.07        2.672           7.644             7.816
88                 537,111.81        224,830,291.11        2.867           7.832             7.852
89                 508,600.66        219,439,832.90        2.781           7.644             7.824
90                 462,814.35        214,176,689.80        2.593           7.833             7.860
91                 496,383.79        209,037,878.60        2.850           7.846             7.865
92                 469,749.69        204,020,486.24        2.763           7.668             7.828
93                 474,952.91        199,121,667.62        2.862           7.852             7.887
94                 453,743.77        194,338,652.02        2.802           7.669             7.883
95                 417,040.56        189,669,053.53        2.639           7.846             7.946
96                 490,132.12        185,109,871.58        3.177           7.857             7.938
97                 430,178.67        180,658,517.57        2.857           7.647             7.966